                   CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to the incorporation by reference in the registration statements on Form S-3 (Nos. 333-32821 and 333-62697), and the registration statements on Form S-8 (Nos. 33-38431, 33-41152, 33-44934, 33-52147, 33-64897, 333-30395), of
CalEnergy Company, Inc. of our report dated January 23, 1998, on our audits of the consolidated financial statements and financial statement schedule of MidAmerican Energy Holdings Company and subsidiaries as of December 31, 1997 and December 31, 1996, and for the years ended December 31, 1997, 1996 and 1995, which report is included in this Form 8-K


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                                       /s/ PricewaterhouseCoopers LLP
                                       --------------------------------
                                           PricewaterhouseCoopers LLP

Kansas City, Missouri
September 9, 1998